SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 24, 2007
SOLAR ENERTECH CORP.
(Exact name of Company as specified in Charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-51717 (Commission File No.)	98-0434357 (IRS Employee Identification No.)
1600 Adams Drive
Menlo Park, California 94025
(Address of Principal Executive Offices)
(650) 688-5800
(Issuer Telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index.
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1

Item 1.01 Entry Into a Material Definitive Agreement.
(a)
     On September 24, 2007, the Board of Directors of Solar Enertech Corp. (the “Company”) approved a form of indemnity agreement to be entered into by the Company with its directors, officers and key employees and authorized the Company to enter into separate indemnification agreements with each of the Company’s directors, each of the Company’s executive officers and certain additional key employees. Effective as of September 25, 2007, the Company entered into separate indemnification agreements with Anthea Chung, Kevin Koy, Donald W. Morgan, Frank Fang Xie, Shi Jian Yin and Leo Shi Young. The Company’s Board of Directors may from time to time authorize the Company to enter into additional indemnity agreements with future directors, officers and key employees of the Company.
     The indemnity agreements generally provide for the indemnity of the director, officer or key employee and the mandatory advancement and reimbursement of reasonable expenses (subject to limited exceptions) incurred in various legal proceedings in which they may be involved by reason of their service as an agent of the Company. This description of the indemnity agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnity agreement, a copy of which is filed as Exhibit 10.1 hereto.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Secretary and Treasurer
     Mr. Frank Fang Xie, a current director of the Company, was previously appointed as Secretary and Treasurer of the Company and tendered his resignation with respect to the positions of Secretary and Treasurer as of September 24, 2007. Mr. Xie will remain as a member of the Board of Directors. On September 24, 2007, Ms. Anthea Chung, the Company’s Chief Financial Officer, was appointed as Treasurer and Secretary of the Company.
(d)
Appointment of Directors
     On September 24, 2007 the Board of Directors of the Company appointed Kevin Koy and Donald W. Morgan as directors of the Company to fill newly created vacancies on the Company’s Board of Directors. Messrs. Koy and Morgan will serve as the two members of a newly established special committee of independent directors. The purpose of the special committee is to consider matters that may arise from time to time requiring review by non-management members and independent members of the Board of Directors.
     There is no arrangement between each of Messrs. Koy and Morgan and any other person pursuant to which they were to be selected as directors.
     There are no relationships or related party transactions involving Messrs. Koy or Morgan requiring disclosure in this Current Report on Form 8-K.
     Effective as of September 25, 2007 and pursuant to the terms of the Company’s Plan (as defined and described below), Mr. Morgan was granted an option to purchase 100,000 shares of the Company’s common stock. Such option granted to Mr. Morgan has an exercise price of $1.20 per share and is to vest and become exercisable in twelve monthly increments over the next year. Subject to approval by the Board of Directors, the Company has agreed to grant Mr. Koy an option to purchase 50,000 shares of the Company’s common stock to vest and become exercisable in twelve monthly increments over the next year. Messrs. Koy and Morgan will also be reimbursed travel, lodging and any other out-of-pocket expenses for any activities related to the performance of their duties on the Board of Directors.

(e)
Adoption of the 2007 Equity Incentive Plan
     On September 24, 2007 the Board of Directors of the Company approved the adoption of the 2007 Equity Incentive Plan (the “Plan”). The Plan provides for the issuance of a maximum of 10 million shares of common stock in connection with awards under the Plan. Such awards may include stock options, restricted stock purchase rights, restricted stock bonuses and restricted stock unit awards. The Plan may be administered by the Company’s Board of Directors or a committee duly appointed by the Board of Directors and has a term of 10 years. Participation in the Plan is limited to employees, directors and consultants of the Company and its subsidiaries and other affiliates. Options granted under the Plan must have an exercise price per share not less than the fair market value of the Company’s common stock on the date of grant. Options granted under the Plan may not have a term exceeding 10 years. Awards will vest upon conditions established by the Board of Directors or its duly appointed Committee. Subject to the requirements and limitations of section 409A of the Internal Revenue Code of 1986, as amended, in the event of a Change in Control (as defined in the Plan), the Board of Directors may provide for the acceleration of the exercisability or vesting and/settlement of any award, the Board of Directors may provide for a cash-out of awards or the Acquiror (as defined in the Plan) may either assume or continue the Company’s rights and obligations under any awards. The foregoing description of the Plan is qualified in its entirety by the full text of the Plan. The Plan and each of the two standard forms of notice of grant and stock option agreements are filed as Exhibits 10.2, 10.3 and 10.4 hereto.
     On September 24, 2007, the Board of Directors approved the issuance of two options to purchase common stock of the Company to Ms. Anthea Chung under the terms of the Plan granted effective as of September 25, 2007, the third trading day following the Company’s filing of its Form 10-QSB for the quarterly period ending June 30, 2007 (the “Grant Date”) in the aggregate amount set forth below:

	Shares of
	Common Stock
	Underlying the	Exercise Price
Named Executive Officer	Options	Per Share
Anthea Chung	3,000,000	$1.20
Chief Financial Officer
     The exercise price of each option was equal to the closing sale price of a share of the Company’s common stock on the Grant Date. Other than a fully vested and exercisable option to purchase 500,000 shares of common stock granted to Ms. Anthea Chung, the options to purchase shares of common stock noted above shall vest and become exercisable over a 4 year period, with the first twenty-five percent of such shares vested and exercisable following the one year anniversary of Ms. Chung’s first date of employment; and the remaining shares underlying options become vested and exercisable in equal monthly installments over the following thirty-six months.
Item 8.01 Other Events.
     On September 27, 2007 the Company issued a press release announcing the appointments of Messrs. Koy and Morgan to the Company’s Board of Directors. The complete text of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d)

EXHIBIT
NO.	DESCRIPTION
10.1	Form of Indemnity Agreement entered into between the Company and its directors, officers and certain other employees.
10.2	2007 Stock Incentive Plan
10.3	Notice of Grant and Stock Option Agreement (For Participants Resident in United States of America)
10.4	Notice of Grant and Stock Option Agreement (For Participants Resident in The Peoples Republic of China)
99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 27, 2007

SOLAR ENERTECH CORPORATION
By:	/s/ Anthea Chung
Anthea Chung, Chief Financial Officer

Exhibit Index.

EXHIBIT
NO.	DESCRIPTION
10.1	Form of Indemnity Agreement entered into between the Company and its directors, officers and certain other employees.
10.2	2007 Stock Incentive Plan
10.3	Notice of Grant and Stock Option Agreement (For Participants Resident in United States of America)
10.4	Notice of Grant and Stock Option Agreement (For Participants Resident in The Peoples Republic of China)
99.1	Press Release